UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 19, 2007

PLATO Learning, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-20842	36-3660532
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10801 Nesbitt Avenue South, Bloomington, Minnesota		55437
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-832-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On January 19, 2007, the Audit Committee of the Board of Directors of PLATO Learning, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PWC") as the Company’s independent registered public accounting firm.

PWC’s reports on the Company’s financial statements for the fiscal years ended October 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended October 31, 2006 and 2005 and through January 19, 2007, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

During the fiscal years ended October 31, 2006 and 2005 and through January 19, 2007, there were no reportable events described in Item 304(a)(1)(v) of Regulation S-K, except for a material weakness over the reporting of pro forma stock-based compensation expense described in Item 9A of the Company’s Form 10-K/A for the year ended October 31, 2004, which Form 10-K/A was filed in September 2005.

PWC has provided the Company with a letter addressed to the Securities and Exchange Commission stating that PWC agrees with the above statements. A copy of this letter is filed with this Form 8-K as Exhibit 16.1.

Also on January 19, 2007, the Audit Committee accepted the proposal for audit services from another independent registered public accounting firm, subject to the completion of routine client acceptance procedures by that firm. The Company will formally engage the new firm upon completion of the client acceptance procedures.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 16.1 Letter from PricewaterhouseCoopers LLP to Securities and Exchange Commission dated January 25, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATO Learning, Inc.

January 25, 2007	By:	Robert J. Rueckl

Name: Robert J. Rueckl
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to Securities and Exchange Commission dated January 25, 2007.